LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED NOVEMBER 21, 2007
TO PROSPECTUS DATED MAY 1, 2007
On September 6, 2007, the Trustees of the Longleaf Partners Funds approved the appointment of Southeastern Asset Management International (UK) Ltd. (Southeastern UK), a newly formed 100% wholly owned subsidiary of Southeastern Asset Management, Inc. (Southeastern) to serve as a subadviser to each of the Longleaf Partners Funds, subject to Southeastern UK’s registration with the US Securities and Exchange Commission (SEC) and the UK Financial Services Authority (FSA). Southeastern UK’s registration with the SEC became effective September 27, 2007 and with the FSA became effective November 21, 2007.
Importantly, there will be no change in the nature, quality or level of service received by the funds, and no change in fees paid. Southeastern has simply delegated certain functions it currently performs through a branch office in the UK to its newly formed subsidiary, so that subsidiary will have greater flexibility to interact with customers of Southeastern in the UK and the US. The primary role of Southeastern’s UK office will continue to be providing investment research to Southeastern, and Southeastern will continue to have responsibility for managing its clients’ portfolios, including those of the Longleaf Partners Funds.
Accordingly, effective November 21, 2007, the Prospectus and SAI of the Longleaf Partners Funds shall be amended as follows:
On page 19 of the Prospectus, at the end of the paragraph entitled “Investment Adviser,” and on page 23 of the Statement of Additional Information, after the heading “Other Service Providers,” insert the following new paragraph:

Southeastern Asset Management International (UK) Ltd. (“Southeastern UK”), located at 37 Upper Brook Street, London, UK, W1K7QL, is a UK limited company 100% wholly owned by Southeastern. Southeastern UK serves as an investment subadviser to provide international research and client services. Southeastern UK was formed with existing employees of Southeastern and began operation in November 2007, after receiving SEC and FSA authorization. Southeastern pays all fees associated with Southeastern UK, and Southeastern remains the party responsible for managing the Funds. Appointment of Southeastern UK will not change the nature or level of service received by each of the Funds.
On page 21 of the Prospectus, in the table discussing the experience of portfolio managers, add the following under E. Andrew McDermott, III:

Chief Executive Officer, Southeastern Asset Management International (UK) Ltd. Since 2007

LONGLEAF PARTNERS FUNDS®
Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.®
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469